THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Claude Frey

Director

Claus Helbig

Director

R. Clark Hooper[1]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Didier Pineau-Valencienne[2,3]

Director

Stephen K. West, Esq.[2,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Alexandre de Takacsy

President

Director

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Patrick J. Keniston.

Chief Compliance Officer

[1] Audit Committee Chairperson [2] Audit Committee Member	[3] Governance/Nominating Committee Chairperson [4] Pricing Committee Chairperson

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in Appenzell, the Bahamas, Basel, Brig, Geneva, London, Lugano, Luxembourg, New York, Paris, Sion, Toronto, Vienna, Zug and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global market review

Credit and equity markets around the world continued to improve during the quarter at quite an amazing pace. The beginning of a turn in the inventory cycle, easing credit conditions for large corporations, fiscal stimulus and sustained low interest rates with abundant market liquidity combined to provide a sweet spot for risky assets despite a lack of significant improvement in economic fundamentals. Company results began to show the impact of management’s aggressive actions last year to cut costs and increase cash flow. Pricing power remained quite high in most sectors as very few competitors tried either to gain market share or to raise cash by undercutting prices. This also applied to smaller players who did not attempt to reduce prices because of fear of their staying power in light of weak balance sheets and their limited access to credit. The dynamic of cash flows was very positive and when massive government intervention to support the financial system dramatically reduced volatility and the cost of capital (risk premium) a solid footing was created for the expansion of equity valuations despite very weak sales.

Currency and macro economic data

In its September report, the Swiss Consumer Price Index showed a decline of 0.9% compared to September 2008 and the core measure, excluding food and energy, declined 0.6% for the same period. The Swiss National Bank (SNB) has been aggressive in its effort to increase liquidity in the banking system and to slow the rate of appreciation of the Swiss franc. The money supply (M2) in Switzerland surged to high levels, with growth running close to 42% both in July and August and increases of 35% and 37% in May and June, respectively. The currency in circulation showed a similar acceleration in growth in 2009. In contrast, the pace of M2 growth in the Euro area has been falling this year, registering an increase of only 4.4% for August. Despite this action from the SNB, the Swiss franc has appreciated by 3% against the US dollar during the past quarter and was stable against euro during the same period.

In its latest policy assessment in mid-September, the SNB kept its Libor (London Interbank Target Rate) target range between 0% and 0.75%. The SNB said that it will continue to provide the Swiss economy with ample liquidity and that it would potentially purchase Swiss franc bonds to reduce the risk premium on long term debt instruments issued by private borrowers. Also the SNB repeated its prior statements that it will act decisively to prevent any appreciation of the Swiss franc against the euro.

With regard to economic activity, the latest Purchasing Managers’ survey continued to show considerable improvement while business inventories have been reduced and private consumption has regained some growth momentum. In a context of better international environment, the SNB revised its gross domestic product (GDP) growth forecast upward for the current year from a range of -2.5% to -3% to a range of -1.5% and -2%.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Swiss market review

Financials

In August, UBS AG (UBS) announced the formal signing of a settlement agreement with the US Internal Revenue Service (IRS) regarding the John Doe summons the IRS issued in July 2008. One of the most positive aspects of the agreement is that it does not call for any payment by UBS. (There were rumors in the market of a fine well above 1 billion Swiss francs). In accordance with the separate agreement between the US and Switzerland, the IRS will submit a request for administrative assistance, pursuant to the existing US-Swiss Double Taxation Treaty, to the Swiss Federal Tax Administration. UBS said that this request will seek information relating to certain accounts of US persons maintained at UBS in Switzerland. It is expected that information on approximately 4,500 accounts will be provided in response to this treaty request. The Swiss government exercised the UBS convertible debt it was holding and placed the resulting shares in the market. The result was a substantial gain for the government and the termination of its financial interest in UBS. The only remaining link (other than the normal regulatory process by the Swiss regulator, FINMA) is the call option UBS has on the toxic assets UBS sold to the government. Lately, UBS has expressed its desire to buy back these assets because of better prospects and because it could finance the purchase at a lower cost than provided for in the current solution. However, FINMA wants UBS to further improve its already strong capital ratio before entering into a discussion.

While the financial sector has seen notable improvement, valuations are still low as investors fear the political risk that the government might substantially drive down return on equity by requiring much higher equity levels. Because this would be contradictory to the governments’ desire to boost private lending, it is not expected to happen in the short term. On the other hand, Swiss banks have a substantial portion of their business in services such as private banking that require very little capital.

Healthcare

Despite improvements in investor confidence, pharmaceutical stocks continued to lag behind the major indices. While the same pattern was observed on both sides of the Atlantic, European companies performed slightly better than their US peers. Novartis gained momentum on improved market sentiment and on positive news flow from the results of investigational drug candidates in the areas of multiple sclerosis and chronic obstructive pulmonary disease. Novartis outperformed comparable European companies (GlaxoSmithKline and AstraZeneca) and performed in line with the Swiss Performance Index (SPI). While Roche was well on track with its integration of Genentech, and with a new leadership structure, its stock slightly underperformed Novartis.

Competition from generic drugs and from “me too” drugs (structurally similar to but slightly different from existing drugs) continue to present challenges. This competition, together with the regulatory environ-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

ment, is forcing pharmaceutical companies to adapt to a more challenging environment in the established markets. The recent deterioration of the economy has prompted pharmaceutical companies to intensively trim expenses. While these cost cutting programs, aimed to protect operating margins, were implemented years ago, recent conditions have no doubt accelerated these initiatives. Although strategic positioning varies among companies, management has recognized the necessity to expand into new markets.

Global sales in the pharmaceutical industry will be moderate this year and are expected to grow by only 5% to 8% in the established markets in the following year. The 400 billion Swiss francs worth of potential sales opportunities in emerging markets, which are growing at double digit rates, will drive many companies in that direction. With their demographics and the economic rise of the middle class, China, South Korea, India, Russia and Brazil are attractive markets. The de-localization of research and development and manufacturing activities is a challenge for the industry and the lack of transparency, the poor quality of information on sales and market share and the protection of intellectual property are concerns in these countries.

The on-going debate on healthcare reform has remained a priority of the US administration but legislation has yet to be approved. If legislation passes in the House of Representatives and will be reconciled with the Baucus bill, which has been adopted by the Senate Financial Committee but not yet by the entire Senate, then the house bill would create a new publicly run insurance company. The Baucus bill offers a public co-operative plan which is less damaging to the pharmaceutical and insurance industries. Progress in that direction could be seen in the coming months.

Real Estate

The last big real estate crisis in Switzerland was in the 1980’s and was preceded by sharp increases in valuations. Price increases in Switzerland and Germany during the period of 2000-2006 were moderate as compared to the sharp increases in real estate prices around the world.

As a result, real estate prices have been very resilient in Switzerland’s big city centers. The fears that centered on commercial real estate, especially office buildings, augmented by the difficulty of the large Swiss banks’ reduction in domestic operations, did not materialize. On the contrary, commercial real estate remained strong as demand was supported by the relocation of foreign corporations, an increase in the population due to immigration, and the lack of supply.

Private Equity

As of September 30th, the Fund’s private equity investments included interests in two limited partnerships, Zurmont Madison and in Aravis Biotech II, for a total commitment of 3.7% of the Fund’s total assets. Direct equity investments in non-listed companies

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

included stakes in Synosia Therapeutics AG and Kuros Biosurgery AG.

Fund performance review

Management steadily reduced cash positions during the quarter to a level approaching zero at the end of the period from a starting point of 7% at the end of June. The Fund continued to focus on large and first-tier mid-sized companies and to avoid small industrial companies. Positions in banks and some insurance companies were increased and exposure to Nestle was decreased. These decisions proved timely as UBS and Swiss Re outperformed and Nestle lagged.

The Fund was penalized, however, by its lack of exposure to lower quality companies as they rallied sharply. High beta and high volatility stocks had their best performance since 1999 (before the burst of the internet bubble). The Fund’s performance was also held back by its exposure to utilities and smaller healthcare companies although those sectors have been improving lately. Finally the decision to invest in companies with visible improvements that could be observed in the credit market and not to invest as much in industrial and consumer goods companies with exposure to China (such as luxury goods makers, Richemont and Swatch) that had already turned in a strong performance was also a negative factor.

Approximately 25% of the Fund’s total assets are currently invested in each of two strategies; companies with accelerating earnings growth and credit cycle turnaround plays. The more defensive sectors, represented by pharmaceuticals, food and agri-business amount to approximately 40% of the Fund’s total assets while small caps and less liquid investments, including private equity, represent close to 15%. Going forward management is more positive on pharmaceuticals with the expectation that they will show mid to high single digit top line growth benefiting more and more from emerging market sales (namely branded products that have lost their patent in developed market) and from the passage of a less stringent healthcare reform in the US.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 9/30/09	Total return as of year ended December 31												Cumulative Performance 12/31/96- 9/30/09
		2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-3.23%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	104.89%

Swiss Performance Index (SPI)	19.57%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	117.41%

Swiss Market Index (SMI)	14.25%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	60.39%

iShares Switzlerland[2]	15.90%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	79.09%

CS EF Swiss Blue Chips[3,7]	17.13%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	70.80%

UBS (CH) Equity Fund[4,7]	18.88%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	75.29%

Pictet (CH) — Swiss Equities[5,7]	23.40%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	90.82%

Saraswiss (Bank Sarasin)[6,7]	15.87%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	58.97%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

1 Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05=1.32, 12/31/06=1.22, 12/31/07=1.13, 12/31/08=1.06, 9/30/09=1.038

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison

Year to Date December 31, 2008 through September 30, 2009
Performance in Swiss Francs

Swiss Performance Index (SPI)	19.57%

Swiss Helvetia Fund

Based on Net Asset Value	-3.23%

Change In U. S. Dollar vs. Swiss Franc	-2.51%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-0.73%

Based on Market Price	0.18%

S & P 500 Index	19.27%

MSCI EAFE Index	28.97%

Lipper European Fund Index (10 Largest)	28.24%

Lipper European Fund Universe Average	33.57%

Source: Citi Fund Services Ohio, Inc.

Outlook

For the stock market to grow further, corporate profitability must continue to improve. This will be difficult, however, as operating margins in most cases are close to peak levels and liquidity has to continue to be accommodating. This second point is under question as central banks across the world will start raising interest rates and take some of the quantitative easing away in the wake of improving economic fundamentals. Investors could be faced with the paradox that despite a better economy, the market will be stalling. It will then be more im-

portant that the stock selection process concentrate on quality companies. Because top line growth might not be very strong in the future, larger corporations will have an incentive to be active in mergers and acquisitions. The fact that free cash flow yields in the corporate sector are quite high compared to the cost of debt supports this rationale, indicating that acquisitions could be rapidly financed by the target company’s cash flow.

A special note on public finances is warranted at this point. Currently Switzerland has a ratio of public debt to GDP of 44.8% compared to 48.7% for the US and 75% for France and Germany. Going forward, Switzerland will not need to support its export based economy too much. (The only stimulus measures taken by the Swiss government were directed at the construction sector.) For 2011, the “Economist” among others, forecasts a modest increase of Swiss public debt to GDP, pushing the ratio up to 47.5%. For the US and the main countries in Europe the picture will be quite different. The US, Germany and France are expected to have a public debt to GDP ratio of 66%, 88% and 95%, respectively. In this context, the pressure to increase taxes in Switzerland will be muted and corporations should continue to enjoy very low taxes potentially increasing the relocation of foreign corporations to Switzerland.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	September 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 94.33%

Banks — 8.80%

347,000	Credit Suisse Group[1] Registered Shares	$19,228,545	4.28%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $13,135,302)

1,110,000	UBS AG1,2 Registered Shares	20,292,681	4.52%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $12,671,207)

		39,521,226	8.80%

Biotechnology — 8.91%

80,555	Actelion, Ltd.[2] Registered Shares	4,995,629	1.11%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $955,475)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

488,370	Addex Pharmaceuticals, Ltd.[2,6] Registered Shares	$16,213,893	3.61%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $21,438,553)

10,000	Bachem Holding AG Registered Shares	675,565	0.15%
	Manufactures ingredients for pharmaceuticals, generic drugs, and research supplies. (Cost $833,329)

95,000	Basilea Pharmaceutica AG2 Registered Shares	9,548,981	2.13%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $6,934,695)

260,000	Nobel Biocare Holding AG Registered Shares	8,594,420	1.91%
	Develops and produces dental implants and dental prosthetics (Cost $6,239,018)

		40,028,488	8.91%

Chemicals — 4.47%

1,298,603	Clariant AG2 Registered Shares	11,801,500	2.63%
	Develops, produces, markets and sells specialty chemical products. (Cost $9,429,780)

See Notes to Schedule of Portfolio Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — (continued)

36,000	Syngenta AG Registered Shares	$8,260,589	1.84%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $8,613,570)

		20,062,089	4.47%

Construction & Materials — 4.97%

1,141	Belimo Holding AG Registered Shares	1,127,090	0.25%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)

309,200	Holcim, Ltd.[1,2] Registered Shares	21,186,450	4.72%
	Produces building materials. (Cost $17,262,378)

		22,313,540	4.97%

Financial Services — 1.97%

72,800	Partners Group Registered Shares	8,868,038	1.97%
	Global alternative asset management firm in private equity, private debt, private real estate, infrastructure and hedge funds. (Cost $7,062,523)

		8,868,038	1.97%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — 12.87%

135	Lindt & Sprungli AG Registered Shares	$3,741,724	0.83%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

1,271,000	Nestle SA1 Registered Shares	54,090,840	12.04%
	Largest food and beverage processing company in the world. (Cost $6,727,930)

		57,832,564	12.87%

Industrial Goods & Services — 7.66%

150,000	3S Swiss Solar Systems AG2	3,165,807	0.71%
	Develops and produces manual and semi-automatic lines for solar modules. The company also offers building-integrated solar systems. (Cost $2,215,793)

290,000	ABB, Ltd. Registered Shares	5,813,136	1.29%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $4,303,036)

353,000	Adecco SA1 Registered Shares	18,744,567	4.17%
	Supplies personnel and temporary help, and offers permanent placement services for professionals and specialists in a range of occupations. (Cost $16,521,089)

See Notes to Schedule of Portfolio Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

6,440	Inficon Holding AG Registered Shares	$778,895	0.17%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring system. (Cost $581,616)

25,744	Kuehne + Nagel International AG Registered Shares	2,234,132	0.50%
	Transports freight worldwide. (Cost $1,509,445)

45,000	OC Oerlikon Corp. AG2 Registered Shares	3,664,530	0.82%
	Manufactures coating machinery, semiconductor assembly equipment, and satellite components. (Cost $3,708,945)

		34,401,067	7.66%

Insurance — 9.44%

132,000	Swiss Life Holding AG Registered Shares	15,596,010	3.47%
	Financial services company provides life and property insurance, institutional investment management, and private banking services. (Cost $14,627,538)

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — (continued)

595,000	Swiss Re1 Registered Shares	$26,824,170	5.97%
	Offers reinsurance and insurance linked financial market products (Cost $23,413,066)

		42,420,180	9.44%

Medical Technology — 1.12%

50,000	Sonova Holding AG Registered Shares	5,035,417	1.12%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $3,623,674)

		5,035,417	1.12%

Pharmaceuticals — 19.47%

687,000	Novartis AG1 Registered Shares	34,328,483	7.64%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $7,183,219)

329,000	Roche Holding AG1 Non-voting equity securities	53,107,984	11.83%
	Worldwide pharmaceutical company. (Cost $5,420,086)

		87,436,467	19.47%

See Notes to Schedule of Portfolio Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Real Estate & Infrastructure — 2.83%

31,000	Mobimo Holding AG2 Registered Shares	$4,905,508	1.09%
	Builds and renovates residential real estate and invests in commercial real estate. (Cost $4,747,595)

135,000	PSP Swiss Property AG Registered Shares	7,806,100	1.74%
	Owns and manages real estate. The company owns a portfolio of office buildings in the financial and historic sections of the five largest swiss cities. (Cost $7,878,569)

		12,711,608	2.83%

Retailers — 1.79%

33,500	Dufry Group[2] Registered Shares	1,872,501	0.42%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,977,119)

17,550	Galenica AG Registered Shares	6,173,324	1.37%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $2,147,767)

		8,045,825	1.79%

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — 4.17%

92,000	Kudelski SA Bearer Shares	$2,133,205	0.48%
	Designs and manufactures digital security products. (Cost $1,331,701)

708,000	Temenos Group AG1,2 Registered Shares	16,580,157	3.69%
	Provides integrated software for the banking sector. (Cost $10,945,474)

		18,713,362	4.17%

Utility Suppliers — 5.86%

35,023	Alpiq Holding, Ltd.[1]	16,606,096	3.70%
	Generates, transmits and distributes electricity throughout Europe. (Cost $16,949,030)

1,500	Electrizitaets-Gesellschaft Laufenburg AG Bearer Shares	1,590,132	0.35%
	Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $1,970,882)

5,000	Raetia Energie AG Participation Certificate	1,696,140	0.38%
	Generates and distributes electric power from its own hydroelectric stations, as well as from outside nuclear power suppliers of electric power. (Cost $2,035,541)

See Notes to Schedule of Portfolio Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2009

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Utility Suppliers — (continued)

3,110	Romande Energie Holding SA Registered Shares	$6,443,888	1.43%
	Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $7,533,642)

		26,336,256	5.86%

	Total Common Stocks (Cost $252,622,938)	423,726,127	94.33%

Private Equity and other Illiquid Direct Investments — 2.33%

	Aravis Biotech Il - Limited Partnership (Cost $1,399,911)[2,3,4]	1,494,739	0.33%

168,000	Kuros Biosurgery AG (Cost $2,516,639)[2,3,4]	2,622,850	0.58%

133,200	Synosia Therapeutics Holding AG (Cost $1,740,546)[2,3,4]	1,927,430	0.43%

	Zurmont Madison Private Equity, Limited Partnership (Cost $5,737,218)[2,3,4]	4,424,273	0.99%

	Total Private Equity and other Illiquid Direct Investments (Cost $11,394,314)	10,469,292	2.33%

Purchased Options — 3.30%

Call Warrants — 3.28%

940,000	Credit Suisse Group Expires 03/19/10 at 60.00 CHF	4,230,521	0.94%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Call Warrants (continued)

118,750	Julius Baer Holding AG Expires 06/18/10 at 60.00 CHF	$454,332	0.10%

1,490,000	Novartis AG Expires 12/18/09 at 50.00 CHF	4,307,811	0.96%

300,000	Swiss Re Expires 03/19/10 at 50.00 CHF[5]	1,095,745	0.25%

8,600,000	UBS AG Expires 03/19/10 at 20.00 CHF	2,974,548	0.66%

10,500,000	UBS AG Expires 03/19/10 at 25.00 CHF	1,023,033	0.23%

300,000	UBS AG Expires 06/18/10 at 20.00 CHF	641,835	0.14%

		14,727,825	3.28%

Put Warrant — 0.02%

7,000,000	SMIM Expires 02/19/10 at 950.00 CHF	78,254	0.02%

		78,254	0.02%

	Total Purchased Options (Cost $15,806,348)	14,806,079	3.30%

	Total Investments * (Cost $279,823,600)	449,001,498	99.96%

	Cash and Other Assets less Other Liabilities, net	178,292	0.04%

	Net Assets	$449,179,790	100.0%

See Notes to Schedule of Portfolio Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2009

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $10,469,292 or 2.33% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007	$205,328
Aravis Biotech II, LP	February 21, 2008	399,343
Aravis Biotech II, LP	August 4, 2008	81,013
Aravis Biotech II, LP	February 16, 2009	427,125
Aravis Biotech II, LP	May 5, 2009	287,102
Kuros Biosurgery Holding AG	August 10, 2009	2,303,289
Kuros Biosurgery Holding AG	August 28, 2009	213,350
Synosia Therapeutics Holding AG	October 17, 2008	882,067
Synosia Therapeutics Holding AG	February 23, 2009	858,479
Zurmont Madison Private Equity, LP	September 13, 2007	97,252
Zurmont Madison Private Equity, LP	December 17, 2007	109,210
Zurmont Madison Private Equity, LP	February 28, 2008	3,225,332
Zurmont Madison Private Equity, LP	April 14, 2008	169,431
Zurmont Madison Private Equity, LP	June 26, 2008	154,642
Zurmont Madison Private Equity, LP	June 16, 2009	533,134
Zurmont Madison Private Equity, LP	June 29, 2009	736,311
Zurmont Madison Private Equity, LP	August 20, 2009	711,906

		$11,394,314

[4]	Security priced by the Board’s pricing committee. At the end of the period, the value of these securities amounted to $10,469,292 or 2.33% of the Fund’s net assets.
[5]	Security held in connection with open written call option.
[6]

Affiliated company. An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of Beginning of Year	Gross Additions	Gross Reductions	Income	Shares Held as of End of Year	Value as of End of Year
Addex Pharmaceuticals Ltd.	488,370	$—	$—	$—	488,370	$16,213,893

	488,370	$—	$—	$—	488,370	$16,213,893

See Notes to Schedule of Portfolio Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	September 30, 2009

*	Cost for Federal income tax purposes is $280,736,136 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$181,777,115
Gross Unrealized Depreciation	(13,511,753)

Net Unrealized Appreciation (Depreciation)	$168,265,362

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of September 30, 2009. These Descriptions have not been audited.

Schedule of Written Options (Unaudited)
No. of Contracts	Company	Fair Value	Percent of Net Assets
Written Call Options — (0.21)%

(300,000)	Swiss Re Expires 03/19/10 at $52.00 CHF	$(942,514)	(0.21)%

	Total Written Call Options (Proceeds $(762,490))	$(942,514)	(0.21)%

See Notes to Schedule of Portfolio Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Valuation of Securities

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

As of September 30, 2009, Aravis Biotech II, Synosia Therapeutics Holding AG, Zurmont Madison Private Equity, LP, and Kuros Biosurgery AG are restricted securities priced at fair value as determined by the Board’s Pricing Committee pursuant to the Board’s valuation procedures.

SWX-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are not such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the- counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2009:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable	Total
Investments in Securities
Common Stock*	$423,726,127	$—	$—	$423,726,127

Private Equity and Other Illiquid Direct Investments	—	—	10,469,292	10,469,292
Purchased Options	14,806,079	—	—	14,806,079

Total Investments in Securities	$438,532,206	$—	$10,469,292	$449,001,498

Other Financial Instruments
Written Options	(942,514)	—	—	(942,514)

Total Other Financial Instruments	$(942,514)	$—	$—	$(942,514)

*	Please see the Schedule of Investments for Industry classifications.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Private Equity and Other Illiquid Direct Investments
Balance as of 12/31/2008	$4,458,216
Change in Unrealized Appreciation/(Depreciation)	(35,332)
Net Purchase/(Sales)	6,046,408

Balance as of 9/30/2009	$10,469,292

Options

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

A summary of the options transactions written by the Fund is as follows:

Options Transactions	Number of Contracts	Premiums Received
Outstanding, December 31, 2008	—	$—
Written	1,530,000	3,402,514
Exercised	—	—
Expired	(500,000)	(331,057)
Closed	(730,000)	(2,308,967)

Outstanding, September 30, 2009	300,000	$762,490

Market Value, September 30, 2009		$(942,514)

Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets & liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Private Equity and Other Illiquid Direct Investments

As of September 30, 2009, the Fund was invested in two private equity funds and two direct illiquid investments. The Fund’s investments are summarized in the Schedule of Investments. The Fund made capital commitments to private equity funds of $12,872,971 (14,000,000 Swiss francs) for Zurmont Madison Private Equity, LP, with $4,424,273 (4,590,847 Swiss francs) outstanding at September 30, 2009, and $2,988,368 (3,250,000 Swiss francs) for Aravis Biotech II, LP, with $1,494,739 (1,551,016 Swiss francs) outstanding at September 30, 2009. Additionally, the Fund made direct investments in Synosia Therapeutics Holding AG of $1,927,430 (1,999,998 Swiss francs) and Kuros Biosurgery AG of $2,622,850 (2,721,600 Swiss francs).

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

September 30, 2009